Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account VA-2

Supplement to:

Direction Variable Annuity

Prospectuses Dated May 1, 2026

Supplement Dated July 15, 2026

The Board of Trustees of Neuberger Berman Advisers Management Trust (the "Trust") has approved the liquidation of Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class S (the "Fund") which is expected to take place on or about September 17, 2026 (the "Liquidation Date").

The Fund will suspend the offering of its shares at the close of business on or about September 15, 2026. Therefore, the Fund will be closed to all purchases and transfers-in at the close of business on or about September 15, 2026. This includes, but is not limited to, premium payments, Dollar Cost Averaging, Portfolio Rebalancing, and Earnings Sweep. Further, the last day for withdrawals and transfers-out of the Fund is on or about September 16, 2026. These dates may be changed without notice at the discretion of the Trust.

Effective as of the close of business on the Liquidation Date, the Fund will no longer be available as an investment option under your Policy.

On or before September 16, 2026, you may change your allocation instructions and transfer any Policy Value you currently have allocated to the Fund to one or more of the other variable investment options, or the Fixed Account, available under your Policy (the “Other Investment Options”).

If you have Policy Value allocated to the Fund as of the Liquidation Date, such Policy Value will automatically be transferred to the Fidelity® VIP Government Money Market Portfolio, Service Class 2 (the "Money Market").

For 60 days following the Liquidation Date, you may transfer any values that were transferred to the Money Market on the Liquidation Date to any of the Other Investment Options, free of charge.

Transfers made due to the Fund's liquidation, prior to the Liquidation Date, or during the 60-day period after the Liquidation Date, will not count toward the number of total transfers or free transfers permitted during a Policy year.

The following are available options to transfer your Policy Values or change your investment allocations:

• Call our Service Center.	800-745-1112, ext. 87593
• Access your Policy online.	ameritas.com/sign-in
• Email a signed approved form or letter of instruction to our Service Center.	alictd@ameritas.com
• Request an approved transfer form be sent to you.	Email alictd@ameritas.com; or call 800-745-1112, ext. 87593
• You may also contact your financial professional to assist you.

To obtain a copy of the prospectus for the Money Market or any of the other underlying funds for the Other Investment Options available through your Policy, please call your financial professional, or our Service Center at 800-745-1112. You may also visit our website ameritas.com/investments/fund-prospectuses.

Effective as of the Liquidation Date, all references to the Fund are deleted from your prospectus.

All other provisions of your Policy remain as stated in your Policy and prospectus as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life Insurance Corp. at 800-745-1112.

IN 2972 07-26